Thrivent Series Fund, Inc.

Supplement to the Statement of Additional Information

dated April 30, 2016

Robert J. Chersi and Vernon O. Sedlacek have been elected to the Board of Directors of the Thrivent Series Fund, Inc. (the “Board”) effective as of January 1, 2017. Effective December 31, 2016, Richard L. Gady and Douglas D. Sims retired from the Board.

The information below regarding Mr. Chersi and Mr. Sedlacek is added to the “Fund Management—Leadership Structure and Oversight Responsibilities” section of the Statement of Additional Information. References to Mr. Gady and Mr. Sims are removed from this section.

Robert J. Chersi. Mr. Chersi has served as a Director on the Board of the Fund Complex and as Chair of the Audit Committee since 2017. He also has been determined by the Board to be an Audit Committee financial expert. Mr. Chersi has over 30 years of experience in the financial services industry, including four years as the former Chief Financial Officer of Fidelity Investments Financial Services where he led the finance, compliance, risk management, business consulting and strategic new business development functional organizations. He has also been a certified public accountant and a FINRA Series 27 license holder. Mr. Chersi is currently the Executive Director of the Center for Global Governance, Reporting and Regulation of the Lubin School of Business at Pace University. Through his extensive experience, Mr. Chersi has gained deep knowledge of corporate governance, financial reporting and regulatory compliance practices.

Name, Address and Year of Birth	Position with Trust and Length of Service (2)	Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation During the Past 5 Years	Other Directorships Held Currently and within Past Five Years
Robert J. Chersi 625 Fourth Avenue South Minneapolis, MN (1961)	Director since 2017	51	Founder of Chersi Services LLC (consulting firm) since 2012; Executive Director of Center for Global Governance, Reporting & Regulation and Adjunct Professor of Finance and Economics at Pace University since 2013; Helpful Executive in Research (counseling) in the Department of Accounting & Information Systems at Rutgers University since 2013; Chief Financial Officer of Fidelity Investments Financial Services from 2008 to 2012.	Director and Chairman of the Audit Committee of Old Mutual Asset Management PLC since 2016; Advisory Board member of the Pace University Lubin School of Business; Trustee of Fidelity Investments Financial Services’ Political Action Committee.

Verne O. Sedlacek. Mr. Sedlacek has served as a Director on the Board of the Fund Complex since 2017. Mr. Sedlacek has over 35 years of experience in the financial services industry, including eleven years as the former chief executive officer of the Commonfund, an institutional investment firm that provides solutions for strategic investors within the nonprofit and pension investment communities. He has experience as a member on the board of several not-for-profit and for-profit boards, including the Chicago Mercantile Exchange. He also was a certified public accountant.

Name, Address and Year of Birth	Position with Trust and Length of Service (2)	Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation During the Past 5 Years	Other Directorships Held Currently and within Past Five Years
Verne O. Sedlacek 625 Fourth Avenue South Minneapolis, MN (1954)	Director since 2017	51	Chief Executive Officer of E&F Advisors LLC (consulting) since 2015; President & Chief Executive Officer of the Commonfund from 2003 to 2015.	Director of Association of Governing Boards of Universities and Colleges since 2007; Trustee of Valparaiso University since 2015; Trustee of Museum of American Finance since 2015; Chairman of the Board of Directors of AGB Institutional Strategies since 2016.

The date of this Supplement is January 6, 2017.

Please include this Supplement with your Statement of Additional Information.

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